Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Unigene Laboratories, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brian Zietsman, Principal Financial Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

/s/ Brian Zietsman
_____________________________
Brian Zietsman
Chief Financial Officer
Principal Financial Officer and Principal Accounting Officer
March 15, 2013

A signed original of this written statement required by Section 906 has been provided to Unigene Laboratories, Inc. and will be retained by Unigene Laboratories, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.